Exhibit 10.9

FIRST AMENDMENT TO
COOPER CAMERON CORPORATION
RETIREMENT SAVINGS PLAN
(As Amended and Restated Effective May 1, 2003)

     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the COOPER CAMERON CORPORATION RETIREMENT SAVINGS PLAN (the “Plan”); and

     WHEREAS, the Company desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan shall be amended as follows, effective as March 20, 2004:

I.	The following sentence shall be added to Section 1.1(34) of the Plan:

“Notwithstanding anything to the contrary herein, no Member who first becomes a Member of the Plan on or after May 1, 2003 in connection with his Employer’s first becoming an Affiliate of the Company on or after such date shall be eligible to become an IAR Member of the Plan.”

II.	Section 1.1(51) of the Plan shall be deleted and the following shall be substituted therefor:

     “(51) The term “Profit Sharing Member” shall mean (a) each Member who was hired by the Employer on or after May 1, 2003, and (b) each Member who first becomes a Member of the Plan on or after such date if his Employer first became an Affiliate of the Company on or after such date.”

III.	A new Section 7.5(d) shall be added to the Plan as follows:

“(d)	Vesting Service With Petreco Affiliates. For the period preceding March 20, 2004, each Eligible Employee who was employed by Petreco International, Inc. prior to such date shall be credited with years of Vesting Service for purposes of the Plan equal to the Periods of Service he would have been credited under the Plan as if Petreco International, Inc. and its affiliates and predecessors were Employers under the Plan during such period and as if the Plan counted Vesting Service based on Periods of Service (rather than Hours of Service) during such entire period.”

IV.	As amended hereby, the Plan is specifically ratified and reaffirmed.

     EXECUTED this 18th day of March, 2004.

COOPER CAMERON CORPORATION
By:	/s/ Jane C. Schmitt
Name:	Jane C. Schmitt
Title:	Vice President, Human Resources

Exhibit 10.9

SECOND AMENDMENT TO
COOPER CAMERON CORPORATION
RETIREMENT SAVINGS PLAN
(As Amended and Restated Effective May 1, 2003)

     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the COOPER CAMERON CORPORATION RETIREMENT SAVINGS PLAN (the “Plan”); and

     WHEREAS, the Company desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan shall be amended as follows:

I. Effective as of April 1, 1995, the phrase “Matching Account” shall be deleted in each place that it appears in Section 6.6 of the Plan and the phrase “Separate Accounts” shall be substituted therefor.

II. Effective as of May 1, 2003:

     A. The following proviso shall be added at the end of the last sentence in Section 3.6 of the Plan:

“; provided, however, that catch-up contributions shall not be subject to the maximum percentage deferral limit that applies to Basic Contributions pursuant to Section 3.1.”

     B. The following proviso shall be added at the end of the first sentence of Section 8.2 of the Plan:

“; and provided further, however, that a Profit Sharing Member may request a withdrawal of amounts credited to his Profit Sharing Account only to the extent of his vested interest in such amounts, as determined in accordance with Section 7.2.”

III. Effective (A) with respect to Matching Contributions attributable to Compensation earned on or after April 24, 2004 by a Member who is paid on an hourly basis, and (B) with respect to Matching Contributions attributable to Compensation earned on or after May 1, 2004 by a Member who is paid on a salaried basis, Section 4.8(b) of the Plan shall be deleted and the following shall be substituted therefor:

“(b) The amount of Matching Contributions allocated to a Member shall be credited to such Member’s Matching Account as of the date such contribution is received by the Trust and shall be invested in the Fund or

Funds selected by the Member in accordance with the provisions of Section 5.2.”

IV. Effective as of June 1, 2004:

     A. Section 5.1 of the Plan shall be deleted and the following shall be substituted therefor:

     “5.1 Deposit of Contributions.

Any Basic Contributions of a Member which are credited to a Member’s Basic Account, any Matching Contributions which are credited to a Member’s Matching Account, any Company Retirement Contributions which are credited to an IAR Member’s IAR Account, and any Profit Sharing Contributions which are credited to a Profit Sharing Member’s Profit Sharing Account shall be deposited by the Trustee in such Fund or Funds selected by such Member in accordance with the provisions of Section 5.2. The Trustee shall have no duty to collect or enforce payment of contributions or inquire into the amount or method used in determining the amount of contributions, and shall be accountable only for contributions received by it.”

     B. Subsections (a) and (b) of Section 5.2 of the Plan shall be deleted and the following shall be substituted therefor:

“(a)	Each Member shall designate, in accordance with the procedures established by the Company, the manner in the amounts allocated to his Basic, Matching, IAR, Profit Sharing and Rollover/Transfer Accounts shall be invested from among the Funds made available from time to time by the Company pursuant to Section 6.2. A Member may designate one of such Funds for all of the contributions to his Basic, Matching, IAR, Profit Sharing and Rollover/Transfer Accounts, or he may split the investment of the amounts allocated to such Accounts among such Funds in such increments as the Company may prescribe. If a Member fails to make a designation of 100% of the contributions to his Basic, Matching, IAR, Profit Sharing and Rollover/Transfer Accounts, such nondesignated contributions shall be invested in the Fund or Funds designated by the Company from time to time in a uniform and nondiscriminatory manner.

(b)	A Member may change his investment designation for future contributions to be allocated to his Basic, Matching, IAR, Profit Sharing and Rollover/Transfer Accounts. Any such change shall be made in accordance with the procedures established by the Company, and the frequency of such changes may be limited by the Company.”

C.	A new Section 5.2(d) shall be added to the Plan as follows:

“(d) Each Member’s investment designation that is in effect on June 11, 2004 shall be deemed to apply to Matching Contributions allocated to such

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Members’ Matching Account on or after such date, in addition to such designation’s applicability as of such date to his Basic, IAR, Profit Sharing and Rollover/Transfer Accounts. Such investment designation may thereafter be changed by a Member in accordance with Section 5.2(b).”

     D. The phrase “and may only be made once in a calendar year” shall be deleted from Section 8.1(b) of the Plan.

V. As amended hereby, the Plan is specifically ratified and reaffirmed.

     EXECUTED this 28th day of May, 2004.

COOPER CAMERON CORPORATION
By:	/s/ Jane C. Schmitt
Name:	Jane C. Schmitt
Title:	VP, Human Resources

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Exhibit 10.9

THIRD AMENDMENT TO
COOPER CAMERON CORPORATION
RETIREMENT SAVINGS PLAN
(As Amended and Restated Effective May 1, 2003)

     WHEREAS, COOPER CAMERON CORPORATION (the “Company”) has heretofore adopted the COOPER CAMERON CORPORATION RETIREMENT SAVINGS PLAN (the “Plan”); and

     WHEREAS, the Company desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan shall be amended as follows, effective as of January 1, 2005:

I. The following definition shall be added to Section 1.1 of the Plan:

     “(8A) The term “Brookshire Union Employee” shall mean an Employee who is a member of the Local Lodge 15 and District Lodge 37, International Association of Machinists and Aerospace Workers.”

II. The following sentence shall be added to Section 1.1(34) of the Plan:

“Notwithstanding the foregoing, an Eligible Employee who is a Brookshire Union Employee whose Employment Commencement Date occurs prior to January 1, 2005 shall become an IAR Member, regardless of whether such Eligible Employee’s Employment Commencement Date occurred on or after May 1, 2003 but on or prior to December 31, 2004.”

III. Section 1.1(51) of the Plan shall be deleted and the following shall be substituted therefor:

     “(51) The term “Profit Sharing Member” shall mean (a) each Member who was hired by the Employer on or after May 1, 2003, and (b) each Member who first becomes a Member of the Plan on or after such date if his Employer first became an Affiliate of the Company on or after such date; provided, however, that any Eligible Employee who is a Brookshire Union Employee whose Employment Commencement Date occurs prior to January 1, 2005 shall not be a Profit Sharing Member, regardless of whether such Eligible Employee’s Employment Commencement Date occurred on or after May 1, 2003 but on or prior to December 31, 2004.”

IV. Section 6.3 of the Plan shall be deleted and the following shall be substituted therefor:

“6.3 Company Stock Fund.

Except as specifically provided otherwise, the assets of the Company Stock Fund shall be invested by the Trustee solely in Company Stock; provided, however, that the Company Stock Fund may hold an amount of cash to the extent required in lieu of holding fractional shares of Company Stock. The Trustee shall receive Company Stock from the Company or purchase Company Stock in the market; provided, however, that any such purchase shall be made only in exchange for fair market value as determined by the Trustee.”

V. The second paragraph of Section 7.2 of the Plan shall be deleted and the following shall be substituted therefor:

“Notwithstanding the foregoing, except as specified otherwise in an applicable Addendum, any IAR Member who was credited with three or more Years of Vesting Service as of May 1, 2003 (or, in the case of any Brookshire Union Employee who is an IAR Member, any such employee who was credited with three or more Years of Vesting Service as of December 31, 2004) shall be vested in the balance of his IAR Account in accordance with the following vesting schedule:

Years of Vesting Service	Vested Percentage
3 years but less than 4 years	33%
4 years but less than 5 years	67%
5 years or more	100%”

VI. Section 8.2 of the Plan shall be deleted and the following shall be substituted therefor:

“Section 8.2 Withdrawals After Age 59½.

Subject to the provisions of this Section 8.2, a Member or an Inactive Member who is receiving compensation from a Controlled Entity and who has attained at least age 59½, may file a written request with his Employer in the form and within the time period prescribed by the Company for a withdrawal of an amount credited to his Separate Accounts; provided, however, than an IAR Member may request a withdrawal of amounts credited to his IAR Account only to the extent of his vested interest in such amounts, as determined in accordance with Section 7.2; and provided further, however, that a Profit Sharing Member may request a withdrawal of amounts credited to his Profit Sharing Account only to the extent of his vested interest in such amounts, as determined in accordance with Section 7.2. A withdrawal made pursuant to this Section 8.2 shall be made from a Member’s or Inactive Member’s Separate Accounts as elected by such Member or Inactive Member.”

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VII. As amended hereby, the Plan is specifically ratified and reaffirmed.

     EXECUTED this 17th day of December, 2004, effective for all purposes as provided above.

COOPER CAMERON CORPORATION
By:	/s/ Jane Schmitt
Name:	Jane Schmitt
Title:	VP, Human Resources

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